                                                                                        Exhibit 10.1

                                 The St. Lawrence Seaway Corporation
                                           55 South Avenue
                                     Indianapolis, IN 46204-1774
                                           (317) 639-5292

November 13, 2006

Mr. Jack C. Brown
55 South State Avenue
Indianapolis, IN 46204

Dear Jack:

In  consideration  of your continued  service as a director of St. Lawrence Seaway  Corporation,  an
Indiana corporation (the "Company"), the Company hereby contractually agrees to provide you with the indemnification  rights  currently  provided by the Company to its  directors,  as  described in the
Company's  articles and bylaws,  which are  incorporated  herein by reference.  Notwithstanding  any future  amendments to the Company's  articles and bylaws,  the Company  hereby agrees to continue to provide you with such indemnification  rights so long as you serve as a director of the Company, and after such service is completed,  for so long as you are exposed to potential liability by reason of your service as a director of the Company.

The rights granted to you by the Company in this agreement  shall not be deemed  exclusive of, or in limitation of, any rights to which you may be entitled under  applicable  law, the Company  articles and bylaws, or otherwise.

If this letter confirms your understanding of our agreement, please execute the enclosed counterpart of this letter and return the executed counterpart to Company counsel.

Very truly yours,
ST. LAWRENCE SEAWAY CORPORATION

By:/s/ Daniel L. Nir
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     Daniel L. Nir, Its President and Treasurer

Accepted and agreed to this 13th day of November, 2006
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/s/ Jack C. Brown
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Signature

Jack C. Brown
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